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                                                                    Exhibit 24.1
                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Bruce Mason, Donald L. Seeley and Theodore J. Theophilos, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in any and all capacities, to sign any and all Registration Statements or amendments (including post-effective amendments) to any Registration Statement relating to any employee benefit plan of True North Communications Inc. or any of its subsidiaries, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective from the date on which it is signed until January 1, 1999.

                Name                                   Date Signed
                ----                                   -----------


                                                                          , 1998
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Bruce Mason

                                                                          , 1998
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Donald L. Seeley

                                                                          , 1998
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John J. Rezich


 /s/ Charles D. Peebler, Jr.                                    February 2, 1998
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Charles D. Peebler, Jr.

 /s/ Richard S. Braddock                                        February 2, 1998
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Richard S. Braddock

 /s/ David A. Bell                                             February 10, 1998
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David A. Bell

 /s/ Donald M. Elliman, Jr.                                     February 2, 1998
-------------------------------------     --------------------------------------
Donald M. Elliman, Jr.

 /s/ W. Grant Gregory                                           February 3, 1998
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W. Grant Gregory

 /s/ Leo-Arthur Kelmenson                                       February 9, 1998
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Leo-Arthur Kelmenson

 /s/ Richard P. Mayer                                           January 31, 1998
-------------------------------------     --------------------------------------
Richard P. Mayer

 /s/ Michael E. Murphy                                          January 31, 1998
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Michael E. Murphy

 /s/ J. Brendan Ryan                                            February 9, 1998
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J. Brendan Ryan

 /s/ Stephen T. Vehslage                                        February 2, 1998
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Stephen T. Vehslage